EXHIBIT 10.5

FORM OF AMENDMENT TO WARRANT, ISSUED IN CONNECTION WITH THE 9.625% SENIOR UNSECURED PROMISSORY NOTE OF ARMADA OIL, INC., DATED MARCH 29, 2013, ISSUED TO __________

This Amendment (this “Amendment”) to Warrant, issued in connection with the 9.625% Senior Unsecured Promissory Note of Armada Oil, Inc., dated March 29, 2013 (the “Note”), issued to the undersigned on March 29, 2013 (the “Warrant”), is entered into as of the ____day of May 2014, by and between Armada Oil, Inc., a Nevada corporation (the “Company”), and the holder of the Warrant.  Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meaning given to them in the Warrant.

WHEREAS, in consideration of the Holder agreeing to extend the Maturity Date of the Note until May 30, 2015, the Company and the Holder have agreed to modify certain of the terms of the Warrant.

NOW, THEREFORE, in consideration of the covenants contained herein, the Company and the Holder agree as follows:

1.           “Exercise Price”, as such term is defined in the Warrant, per share of Common Stock means $0.30, subject to adjustment as provided in the Warrant.

2.   Except as modified herein, all of the other terms of the Warrant remain as is.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed by the Company and the holder of the Warrant as of the date first written above.

ARMADA OIL, INC.

By:
Name: Randy M. Griffin
Title: Chief Executive Officer

ACCEPTED AND AGREED:

By:
Name: